SUPPLEMENT TO PROSPECTUS
                         SELECT ADVISORS TRUST A

                 This Supplement is dated January 1, 1998.

        The discussion of "Retirement Plans" and "Sales Charges" on pages 27 and 28 in the Prospectus of Select Advisors Trust A dated May 1, 1997 is hereby supplemented with the following information.

You may also invest in each Fund through a Roth IRA or a Roth Conversion IRA. For further information about Roth IRAs, Roth Conversion IRAs, applications and fees, contact the Touchstone Family of Funds at 800-669-2796 or your dealer.

There is no initial sales charge on your purchase of shares in a Touchstone Roth IRA if (1) you purchase the shares with the proceeds of a redemption made within the previous 180 days from another mutual fund complex and (2) you paid an initial sales charge or a contingent deferred sales charge on your investment in the other mutual fund complex.




                        SUPPLEMENT TO PROSPECTUS
                         SELECT ADVISORS TRUST C

                This Supplement is dated January 1, 1998.

        The discussion of "Retirement Plans" on page 27 in the Prospectus of Select Advisors Trust C dated May 1, 1997 is hereby supplemented with the following information.

You may also invest in each Fund through a Roth IRA or a Roth Conversion IRA. For further information about Roth IRAs, Roth Conversion IRAs, applications and fees, contact the Touchstone Family of Funds at 800-669-2796 or your dealer.